SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                       Securities and Exchange Act of 1934

                              --------------------



      Date of Report (Date of earliest event reported): September 15, 2000



                                  LODGIAN, INC.
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             (Exact name of registrant as specified in its charter)



         Delaware                         001-14537                52-2093696
     ----------------                 ----------------           ---------------
     (State or other                    (Commission               (IRS Employer
     jurisdiction                       File Number)              Identification
     of incorporation)                                               Number)



       3445 Peachtree Road, N.E., Suite 700,    Atlanta, Georgia     30326
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     (Address of principal executive offices)                      (Zip Code)



       Registrant's telephone number, including area code: (404) 364-9400




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ITEM 4. CHANGES IN THE REGISTRANT'S CERTIFYING ACCOUNTANTS

At a meeting held on August 30, 2000, the Board of Directors of Lodgian, Inc. (the "Company"), at the recommendation of its audit committee, made the decision to seek the retention of new independent auditors for the year ending December 31, 2000 to replace the firm of Ernst & Young LLP. On September 20, 2000 the Board of Directors appointed Arthur Andersen LLP as the Company's independent auditors.

Ernst & Young LLP resigned as the Company's independent auditors on September 15, 2000.

The reports of Ernst & Young LLP on the Company's financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except the report of Ernst & Young LLP on the Company's financial statements for the year ended December 31, 1999 which stated that Ernst & Young LLP was unable to review the quarterly data included in footnote 17 to the financial statements for the year ended December 31, 1999 in accordance with standards established by the American Institute of Certified Public Accountants because the Company's internal controls for the preparation of interim financial information did not provide an adequate basis to enable them to complete such a review.

In connection with the audits of the Company's financial statements for each of the two years ended December 31, 1999, and in the subsequent interim period, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the matter in their report.

In connection with the audit of the Company's financial statements as of December 31, 1999, Ernst & Young LLP informed the Company of the existence of the following "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K as follows:

      In their report to the Audit Committee for the year ended December 31, 1999, Ernst & Young LLP advised the Company of the existence of material weaknesses, as defined by standards established by the American Institute of Certified Public Accountants related to (1) Overall Lack of Controls within the Financial Accounting Processes, (2) Lack of Account Reconciliations within the Company's Cash, Property and Equipment, and Accounts Payable and Accrual accounts, (3) Lack of General Application Controls over the Company's Information Systems, and (4) Lack of Approval of Journal Entries.

The Company's audit committee discussed these matters with Ernst & Young LLP. The Company has authorized Ernst & Young LLP to respond fully to the inquiries of Arthur Andersen concerning these matters.

As disclosed in the Company's Form 10-K for the fiscal year ended December 31, 1999, the Company has developed and is in the process of implementing a plan to substantially improve its system of internal controls.

The Company has requested Ernst & Young LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated September 21, 2000 is filed as Exhibit 16.1 to this Form 8-K.

ITEM 7.     EXHIBITS

EXHIBIT NUMBER DESCRIPTION

Exhibit 16.1 Letter from Ernst & Young to the Securities & Exchange Commission, dated September 21, 2000.


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                                    SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         LODGIAN, INC.

                                          By:    /s/  Thomas Eppich
                                                 -------------------------------
                                                 Name:  Thomas Eppich
                                                 Title: Chief Financial Officer

Date: September 21, 2000